EFFECTIVE MAY 16, 2005 THE
COMPANY'S PAR VALUE HAS
CHANGED FROM 0.05 TO 0.01


Exhibit A to DEPOSIT
AGREEMENT



		AMERICAN
DEPOSITARY SHARES
Each American Depositary
Share represents twenty-five
deposited Shares)


THE BANK OF NEW YORK
AMERICAN DEPOSITARY RECEIPT
FOR ORDINARY SHARES
PAR VALUE U.S.$0.05 EACH, OF
C.P. POKPHAND CO. LTD.
(INCORPORATED UNDER THE LAWS
OF BERMUDA)


	The Bank of New York,
as depositary (hereinafter
called the "Depositary"),
hereby certifies that
_________________ or
registered assigns IS THE
OWNER OF ____________________


AMERICAN DEPOSITARY SHARES

representing deposited
ordinary shares, U.S.$0.05
par value each (herein called
"Shares"), of C.P. Pokphand
Co. Ltd., incorporated under
the laws of Bermuda (herein
called the "Company").  At
the date hereof, each
American Depositary Share
represents twenty-five Shares
which are either deposited or
subject to deposit under the
deposit agreement at The Hong
Kong and Shanghai Banking
Corporation Limited (herein
called the "Custodian").  The
Depositary's Corporate Trust
Office is located at an
address different from that
of its principal executive
office.  Its Corporate Trust
Office is located at 101
Barclay Street, New York, New
York 10286, and its principal
executive office is located
at 48 Wall Street, New York,
New York 10286.


THE DEPOSITARY'S CORPORATE
TRUST OFFICE ADDRESS IS
101 BARCLAY STREET, NEW YORK,
NEW YORK  10286




















	1.  THE DEPOSIT
AGREEMENT.  This American
Depositary Receipt is one of
an issue of American
Depositary Receipts (herein
called "Receipts"), all
issued and to be issued upon
the terms and conditions set
forth in the deposit
agreement, dated as of July
31, 1992 (herein called the
"Deposit Agreement"), by and
among the Company, the
Depositary, and all Owners
and Holders from time to time
of Receipts issued
thereunder, each of whom by
accepting a Receipt agrees to
become a party thereto and
become bound by all the terms
and conditions thereof.  The
Deposit Agreement sets forth
the rights of Owners and
Holders of the Receipts and
the rights and duties of the
Depositary in respect of the
Shares deposited thereunder
and any and all other
securities, property and cash
from time to time received in
respect of such Shares and
held thereunder (such Shares,
securities, property and cash
are herein called "Deposited
Securities").  Copies of the
Deposit Agreement are on file
at the Depositary's Corporate
Trust Office in New York City
and at the office of the
Custodian.

	The statements made on
the face and reverse of this
Receipt are summaries of
certain provisions of the
Deposit Agreement and are
qualified by and subject to
the detailed provisions of
the Deposit Agreement, to
which reference is hereby
made.  Capitalized terms used
but not defined herein shall
have the meanings set forth
in the Deposit Agreement.

	2.  SURRENDER OF
RECEIPTS AND WITHDRAWAL OF
SHARES.  Upon surrender of
this Receipt at the Corporate
Trust Office of the
Depositary, and upon payment
of the fee of the Depositary
provided in this Receipt, and
subject to the terms and
conditions of the Deposit
Agreement, the Owner hereof
is entitled to delivery, to
him or upon his order, of the
Deposited Securities at the
time represented by the
American Depositary Shares
for which this Receipt is
issued.  Delivery of such
Deposited Securities shall be
made by the delivery of (i)
certificates in the name of
the Owner hereof or as
ordered by him or
certificates properly
endorsed or accompanied by
proper instruments of
transfer to the Owner hereof
or as ordered by him and (ii)
any other securities,
property and cash to which
the Owner hereof is then
entitled to in respect of
such Receipt.  Such delivery
will be made at the option of
the Owner hereof, either at
the office of the Custodian
or at the Corporate Trust
Office of the Depositary,
provided that the forwarding
of certificates for Shares or
other Deposited Securities
for such delivery at the
Corporate Trust Office of the
Depositary shall be at the
request, risk and expense of
the Owner hereof.

	3.  TRANSFERS, SPLIT-
UPS AND COMBINATIONS OF
RECEIPTS.  The transfer of
this Receipt is registrable
on the books of the
Depositary at its Corporate
Trust Office by the Owner
hereof in person or by duly
authorized attorney, upon
surrender of this Receipt at
its Corporate Trust Office
properly endorsed for
transfer or accompanied by a
proper instrument or
instruments of transfer and
funds sufficient to pay any
applicable transfer taxes and
the fees and expenses of the
Depositary and upon
compliance with such
regulations, if any, as the
Depositary may establish for
such purpose.  This Receipt
may be split into other such
Receipts, or may be combined
with other such Receipts into
one Receipt, representing the
same aggregate number of
American Depositary Shares as
the Receipt or Receipts
surrendered.  As a condition
precedent to the execution
and delivery, registration of
transfer, split-up,
combination or surrender of
any Receipt or withdrawal of
any Deposited Securities, the
Depositary, the Custodian or
any Registrar or co-Registrar
may require payment from the
presentor of the Receipt of a
sum sufficient to reimburse
it for any tax or other
governmental charge and any
stock transfer or
registration fee with respect
thereto (including any such
tax or charge or fee with
respect to Shares being
deposited or withdrawn) and
payment of any applicable
fees as provided in this
Receipt, may require the
production of proof
satisfactory to it as to the
identity and genuineness of
any signature and may also
require compliance with such
regulations, if any, as the
Depositary may establish
consistent with the
provisions of the Deposit
Agreement or this Receipt,
including, without
limitation, Paragraph 23 of
this Receipt.

		After
consultation with the
Company, the delivery of
Receipts against deposits of
Shares generally or against
deposits of particular Shares
may be suspended, or the
registration of transfer of
Receipts in particular
instances may be refused, or
the registration of transfer
of outstanding Receipts
generally may be suspended,
during any period when the
transfer books of the
Depositary or the Company
(or, if applicable, of the
Foreign Registrar) are
closed, or if any such action
is deemed necessary or
advisable by the Depositary
or the Company at any time or
from time to time because of
any requirement of law or of
any government or
governmental body or
commission, or under any
provision of this Deposit
Agreement or this Receipt, or
for any other reason subject
to Paragraph 23 hereof.  The
surrender of outstanding
Receipts and withdrawal of
Deposited Securities may not
be suspended subject only to
(i) temporary delays caused
by closing the transfer books
of the Depositary or the
Company or the deposit of
Shares in connection with
voting at a shareholders'
meeting, or the payment of
dividends, (ii) the payment
of fees, taxes and similar
charges, and (iii) compliance
with any United States or
foreign laws or governmental
regulations relating to the
Receipts or to the withdrawal
of the Deposited Securities.
Without limitation of the
foregoing, the Depositary
shall not knowingly accept
for deposit under this
Deposit Agreement any Shares
required to be registered
under the provisions of the
Securities Act of 1933 and
the rules and regulations
promulgated thereunder,
unless a registration
statement is in effect as to
such Shares.

	4.  LIABILITY OF OWNER
FOR TAXES AND OTHER CHARGES.
If any tax or other
governmental charges shall
become payable by the
Depositary or any Custodian
with respect to any Receipt
or any Deposited Securities
represented by the American
Depositary Shares evidenced
hereby, the amount of such
tax or other governmental
charges shall be payable to
the Depositary by the Owner
hereof.  The Depositary may
refuse to effect any
registration of transfer of
this Receipt or any
withdrawal of Deposited
Securities represented hereby
until such payment is made,
and may withhold any
dividends or other
distributions, or may sell
for the account of the Owner
hereof any part or all of the
Deposited Securities
represented by this Receipt,
and may apply such dividends
or other distributions or the
proceeds of any such sale in
payment of such tax or other
governmental charge; the
Owner hereof remaining liable
for any deficiency.

	5.  DISCLOSURE OF
INTERESTS.  The Company may
from time to time request
Owners to provide information
as to the capacity in which
such Owners own or owned
Receipts and regarding the
identity of any other persons
then or previously interested
in such Receipts and the
nature of such interest and
various other matters.  Each
Owner agrees to provide any
information requested by the
Company or the Depositary
pursuant to this Paragraph
and Section 3.04 of the
Deposit Agreement.  The
Depositary agrees to use
reasonable efforts to comply
with written instructions
received from the Company
requesting that the
Depositary forward any such
requests to the Owners and to
forward to the Company any
such responses to such
requests received by the
Depositary.

	6.  WARRANTIES OF
DEPOSITORS.  Every Person
depositing Shares or other
securities, if any, hereunder
and under the Deposit
Agreement shall be deemed
thereby to represent and
warrant that such Shares and
such other securities, if
any, and each certificate
therefor are validly issued,
fully paid, non-assessable
and free of any pre-emption
rights of the holders of
outstanding Shares and such
other securities, if any, and
that the Person making such
deposit is duly authorized so
to do.  Every such Person
shall also be deemed to
represent that the deposit of
Shares and such other
securities, if any, and the
offer and sale of Receipts
evidencing American
Depositary Shares
representing such Shares and
other securities, if any, by
that Person are not
restricted under the
Securities Act of 1933 and
that the Shares and such
other securities, if any,
deposited under the Deposit
Agreement are not Restricted
Securities.  Such
representations and
warranties shall survive the
deposit of such Shares and
other securities, if any, and
issuance of such Receipts.

	7.  FILING PROOFS,
CERTIFICATES AND OTHER
INFORMATION.  Any Person
presenting Shares for deposit
or any Owner of a Receipt may
be required from time to time
to file such proof of
citizenship or residence,
exchange control approval,
the identity of the Person
legally or beneficially
interested in the Receipt and
the nature of such interest
or such information relating
to the registration on the
books of the Company (or of
the appointed agent of the
Company for transfer and
registration of Shares, which
may be, but need not be, the
Foreign Registrar) of the
Shares presented for deposit
or other information, and to
execute such certificates and
to make such representations
and warranties, as the
Depositary or the Company may
deem necessary or proper.
The Depositary may withhold
the delivery or registration
of transfer of any Receipt or
the distribution or delivery
of any Deposited Securities
or of the proceeds of the
sale of any Deposited
Securities until such proof
or other information is filed
or such certificates are
executed or such
representations or warranties
made.  Upon reasonable
request, the Depositary
shall, at the request of the
Company, provide the Company
in a timely manner with all
copies of all such
certificates and written
representations and
warranties provided to the
Depositary under this
Paragraph and Section 3.01 of
the Deposit Agreement.  No
Share shall be accepted for
deposit unless accompanied by
evidence satisfactory to the
Depositary (which may be an
opinion of counsel) that any
necessary approval has been
granted by the governmental
body, if any, in Hong Kong
and/or Bermuda, as
applicable, which is then
performing the function of
the regulation of currency
exchange.

	8.  CHARGES OF
DEPOSITARY.  The Company
agrees to pay the fees and
reasonable expenses of the
Depositary and those of any
Registrar only in accordance
with agreements in writing
entered into between the
Depositary and the Company
from time to time.  The
Depositary shall present its
statement for such charges
and expenses to the Company
once every three months.  The
charges and expenses of the
Custodian are for the sole
account of the Depositary.

		The following
charges shall be incurred by
any party depositing or
withdrawing Shares or by any
party surrendering Receipts
or to whom Receipts are
issued (including, without
limitation, issuance pursuant
to a stock dividend or stock
split declared by the Company
or an exchange of stock
regarding the Receipts or
Deposited Securities or a
distribution of Receipts
pursuant to Section 4.03 of
the Deposit Agreement), as
applicable:  (i) the fees of
the Depositary for the
execution and delivery of
Receipts pursuant to Section
2.03 of the Deposit
Agreement, the execution and
delivery of Receipts pursuant
to Section 4.03 of the
Deposit Agreement, transfers
pursuant to Section 2.04 of
the Deposit Agreement, the
surrender of Receipts
pursuant to Section 2.05 of
the Deposit Agreement, and
the making of any cash
distribution pursuant to the
Deposit Agreement, including
but not limited to Sections
4.01 through 4.04 thereof,
(ii) taxes and other
governmental charges, (iii)
such registration fees as may
from time to time be in
effect for the registration
of transfers of Shares
generally on the share
register of the Company or
Foreign Registrar and
applicable to transfers of
Shares to the name of the
Depositary or its nominee or
the Custodian or its nominee
on the making of deposits or
withdrawals under the Deposit
Agreement, (iv) such cable,
telex and facsimile
transmission expenses as are
expressly provided for in the
Deposit Agreement, (v) such
expenses as are incurred by
the Depositary in the
conversion of foreign
currency pursuant to Section
4.05 of the Deposit
Agreement, (vi) a fee not in
excess of US$5.00 per 100
American Depositary Shares
(or portion thereof) for the
issuance or surrender,
respectively, of a Receipt,
(vii) a fee not in excess of
US$.02 per American
Depositary Share (or portion
thereof) for any cash
distribution made pursuant to
the Deposit Agreement
including, but not limited
to, Sections 4.01 through
4.04 thereof, and (viii) a
fee not in excess of US$1.50
per certificate for a Receipt
or Receipts for transfers
made pursuant to the terms of
the Deposit Agreement.

		The Depositary,
subject to Paragraph 9
hereof, may own and deal in
any class of securities of
the Company and its
affiliates and in Receipts.

	9.  LOANS AND PRE-
RELEASE OF SHARES AND
RECEIPTS.  In its capacity as
Depositary, the Depositary
will lend neither the Shares
held under the Deposit
Agreement nor the Receipts;
provided, however, that the
Depositary reserves the right
to (i) execute and deliver
Receipts prior to the receipt
of Shares pursuant to Section
2.02 of the Deposit Agreement
and (ii) deliver Shares prior
to the receipt and
cancellation of Receipts
pursuant to Section 2.05 of
the Deposit Agreement,
including Receipts which were
issued under (i) above but
for which Shares may not have
been received.  The
Depositary may receive
Receipts in lieu of Shares
under (i) above and receive
Shares in lieu of Receipts
under (ii) above.  Each such
transaction will be (a)
preceded or accompanied by a
written representation from
the Person to whom Receipts
or Shares are to be delivered
that such Person, or its
customer, owns the Shares or
Receipts to be remitted, as
the case may be, (b) at all
times fully collateralized
with cash or such other
collateral as the Depositary
deems appropriate, (c)
terminable by the Depositary
on not more than five
business days notice, and (d)
subject to such further
indemnities and credit
regulations as the Depositary
deems appropriate.  The
Depositary will normally
limit the number of Receipts
and Shares involved in such
transactions at any one time
to 30% of the American
Depositary Shares outstanding
(without giving effect to
American Depositary Shares
evidenced by Receipts
outstanding under (i) above),
or Shares held under the
Deposit Agreement,
respectively; provided,
however, that the Depositary
reserves the right to change
or disregard such limit from
time to time as it deems
appropriate.  The Depositary
will also set limits with
respect to the number of
Receipts and Shares involved
in transactions to be
undertaken under the Deposit
Agreement with any one Person
on a case by case basis as it
deems appropriate.

		The Depositary
may retain for its own
account any compensation
received by it in connection
with the foregoing.

	10.  TITLE TO RECEIPTS.
It is a condition of this
Receipt and every successive
Owner and Holder of this
Receipt by accepting or
holding the same consents and
agrees, that title to this
Receipt (and to each American
Depositary Share evidenced
hereby) when such Receipt is
properly endorsed or
accompanied by proper
instrument or instruments of
transfer, is transferable by
delivery with the same effect
as in the case of a
negotiable instrument;
provided, however, that the
Company and the Depositary,
notwithstanding any notice to
the contrary, may treat the
Person in whose name this
Receipt is registered on the
books of the Depositary as
the absolute owner hereof for
the purpose of determining
the Person entitled to any
distribution of dividends or
other distributions or to any
notice provided for in the
Deposit Agreement or for all
other purposes and neither
the Depositary nor the
Company shall have any
obligation or be subject to
any liability under the
Deposit Agreement or this
Receipt to any Holder of a
Receipt unless such Holder is
the Owner hereof.

	11.  VALIDITY OF
RECEIPT.  This Receipt shall
not be entitled to any
benefits under the Deposit
Agreement or be valid or
obligatory for any purpose,
unless this Receipt shall
have been executed by the
Depositary by the manual or
facsimile signature of a duly
authorized signatory or, if a
Registrar for Receipts shall
have been appointed,
countersigned by the manual
or facsimile signature of a
duly authorized officer of
the Registrar.

	12.  REPORTS;
INSPECTION OF TRANSFER BOOKS,
ETC.  The Company currently
furnishes the United States
Securities and Exchange
Commission (hereinafter
called the "Commission") with
certain public reports and
documents required by foreign
law or otherwise under Rule
12g3-2(b) under the
Securities Exchange Act of
1934.  Such reports and
communications will be
available for inspection and
copying by Owners and Holders
at the public reference
facilities maintained by the
Commission located at 450
Fifth Street, N.W.,
Washington, DC 20549.

		The Depositary
will make available for
inspection by Owners at its
Corporate Trust Office (i)
the Deposit Agreement and
(ii) any reports and
communications, including any
proxy soliciting material,
received from the Company
which are both (a) received
by the Depositary as the
holder of the Deposited
Securities and (b) made
generally available to the
holders of such Deposited
Securities by the Company.

		The Depositary
will keep books for the
registration of Receipts and
transfers of Receipts which
at all reasonable times shall
be open for inspection by the
Owners provided that such
inspection shall not be for
the purpose of communicating
with the Owners in the
interest of a business or
object other than the
business of the Company or a
matter related to the Deposit
Agreement or the Receipts.
To the extent required under
Rule 12g3-2(b) or otherwise
under the Securities Exchange
Act of 1934 such reports and
communications, including any
such proxy soliciting
material, furnished to the
Depositary by the Company
shall be furnished in
English, or where permitted
by such Rule, summarized in
English.

	13.  DIVIDENDS AND
DISTRIBUTIONS.  Whenever the
Depositary receives any cash
dividend or other cash
distribution on any Deposited
Securities, the Depositary
will, if at the time of
receipt thereof any amounts
received in a foreign
currency can in the judgment
of the Depositary be
converted on a reasonable
basis into Dollars
transferable to the United
States of America, and
subject to the Deposit
Agreement, convert such
dividend or distribution into
Dollars and will promptly
distribute the amount thus
received (net of the fees of
the Depositary as provided in
Paragraph 8) to the Owners
entitled thereto, in
proportion to the number of
American Depositary Shares
representing such Deposited
Securities held by them,
respectively; provided,
however, that in the event
that the Depositary or the
Company is required to
withhold and does withhold
from any cash dividend or
other cash distribution in
respect of any Deposited
Securities an amount on
account of taxes or other
governmental charges, the
amount distributed to the
Owners on the American
Depositary Shares
representing such Deposited
Securities shall be reduced
accordingly.  The Depositary
shall distribute only such
amount, however, as can be
distributed without
attributing to any Owner a
fraction of one cent.  Any
such fractional amounts shall
be rounded to the nearest
whole cent and so distributed
to Owners entitled thereto.

		Whenever the
Depositary receives any
distribution other than cash,
Shares or rights upon any
Deposited Securities, the
Depositary shall cause the
securities or property
received by it to be
distributed to the Owners
entitled thereto, in
proportion to the number of
American Depositary Shares
representing such Deposited
Securities held by them
respectively, in any manner
that the Depositary may deem
equitable and practicable for
accomplishing such
distribution; provided,
however, that if in the
opinion of the Depositary
such distribution cannot be
made proportionately among
the Owners entitled thereto,
or if for any other reason
(including, but not limited
to, any requirement that the
Company, a Custodian or the
Depositary withhold an amount
on account of taxes or other
governmental charges or that
such securities must be
registered under the
Securities Act of 1933 in
order to be distributed to
Owners or Holders) the
Depositary deems such
distribution not to be
feasible, the Depositary may
adopt such method as it may
deem equitable and
practicable for the purpose
of effecting such
distribution, including, but
not limited to, the public or
private sale of the
securities or property thus
received, or any part
thereof, and the net proceeds
of any such sale (net of the
fees of the Depositary as
provided in Paragraph 8)
shall be distributed by the
Depositary to the Owners
entitled thereto as in the
case of a distribution
received in cash.

		If any
distribution upon any
Deposited Securities consists
of a dividend in, or free
distribution of, Shares, the
Depositary may, and shall if
the Company shall so request,
distribute to the Owners of
outstanding Receipts entitled
thereto, additional Receipts
for an aggregate number of
American Depositary Shares
representing the amount of
Shares received as such
dividend or free
distribution.  In lieu of
delivering Receipts for
fractional American
Depositary Shares in any such
case, the Depositary will
sell the amount of Shares
represented by the aggregate
of such fractions and
distribute the net proceeds
in Dollars, all in the manner
and subject to the conditions
set forth in the Deposit
Agreement.  If additional
Receipts are not so
distributed, each American
Depositary Share shall
thenceforth also represent
the additional Shares
distributed upon the
Deposited Securities
represented thereby.

		In the event that
the Depositary determines
that any distribution in
property (including Shares
and rights to subscribe
therefor) is subject to any
tax which the Depositary is
obligated to withhold, the
Depositary may dispose of all
or a portion of such property
(including Shares and rights
to subscribe therefor) in
such amounts and in such a
manner as the Depositary
deems necessary and
practicable to pay any such
taxes, at public or private
sale, and the Depositary
shall distribute the net
proceeds of any such sale
after deduction of such taxes
to the Owners entitled
thereto in proportion to the
number of American Depositary
Shares held by them
respectively and the
Depositary shall distribute
any unsold balance of such
property in accordance with
the provisions of this
Receipt and the Deposit
Agreement.

		The Depositary
shall use reasonable efforts
to make and maintain
arrangements enabling Owners
who are citizens or residents
of the United States of
America to receive any tax
credits or other benefits
(pursuant to treaty or
otherwise) relating to
dividend payments on the
American Depositary Shares.

	14.  RIGHTS.  In the
event that the Company shall
offer or cause to be offered
to the holders of any
Deposited Securities any
rights to subscribe for
additional Shares or any
rights of any other nature,
the Depositary shall have
discretion as to the
procedure to be followed in
making such rights available
to any Owners or in disposing
of such rights on behalf of
any Owners and making the net
proceeds available to such
Owners or, if by the terms of
such rights offering or, for
any other reason, the
Depositary may neither make
such rights available to any
Owners nor dispose of such
rights and make the net
proceeds available to such
Owners, then the Depositary
shall allow the rights to
lapse; provided, however,
that if at the time of the
offering of any rights the
Depositary determines in its
discretion that it is lawful
and feasible to make such
rights available to all
Owners or to certain Owners
but not to other Owners, the
Depositary may distribute to
any Owner to whom it
determines the distribution
to be lawful and feasible, in
proportion to the number of
American Depositary Shares
held by such Owner, warrants
or other instruments therefor
in such form as it deems
appropriate.  If the
Depositary determines in its
discretion that it is not
lawful and feasible to make
such rights available to
certain Owners, it may sell
the rights or warrants or
other instruments in
proportion to the number of
American Depositary Shares
held by the Owners to whom it
has determined it may not
lawfully or feasibly make
such rights available, and
allocate the net proceeds of
such sales (net of the fees
of the Depositary as provided
in Section 5.09 of the
Deposit Agreement and all
taxes and governmental
charges payable in connection
with such rights and subject
to the terms and conditions
of this Receipt and of the
Deposit Agreement) for the
account of such Owners
otherwise entitled to such
rights, warrants or other
instruments, upon an averaged
or other practical basis
without regard to any
distinctions among such
Owners because of exchange
restrictions or the date of
delivery of any Receipt or
otherwise.  The Depositary
shall not be responsible for
any failure to determine that
it may be lawful or feasible
to make such rights available
to Owners in general or any
Owner in particular.

		If an Owner
requests the distribution of
warrants or other instruments
in order to exercise the
rights allocable to the
American Depositary Shares of
such Owner hereunder, the
Depositary will make such
rights available to such
Owner upon written notice
from the Company to the
Depositary that (i) the
Company has elected in its
sole discretion to permit
such rights to be exercised
and (ii) such Owner has
executed such documents as
the Company has determined in
its sole discretion are
reasonably required under
applicable law.  Upon
instruction pursuant to such
warrants or other instruments
to the Depositary from such
Owner to exercise such
rights, upon payment by such
Owner to the Depositary for
the account of such Owner of
an amount equal to the
purchase price of the Shares
to be received upon the
exercise of the rights, and
upon payment of the fees of
the Depositary as set forth
in such warrants or other
instruments, the Depositary
shall, on behalf of such
Owner, exercise the rights
and purchase the Shares, and
the Company shall cause the
Shares so purchased to be
delivered to the Depositary
on behalf of such Owner.  As
agent for such Owner, the
Depositary will cause the
Shares so purchased to be
deposited pursuant to Section
2.02 of the Deposit
Agreement, and shall,
pursuant to Section 2.03 of
the Deposit Agreement,
execute and deliver
Restricted Receipts to such
Owner.

		If registration
under the Securities Act of
1933 of the securities to
which any rights relate is
required in order for the
Company to offer such rights
to Owners and sell the
securities received upon the
exercise of such rights to
Owners, the Depositary will
not offer such rights to
Owners unless and until such
a registration statement is
in effect, or unless the
offering and sale of such
securities to Owners of such
Receipts is exempt from
registration under the
provisions of such Act.

	15.  CONVERSION OF
FOREIGN CURRENCY.  Whenever
the Depositary shall receive
foreign currency, by way of
dividends or other
distributions or as the net
proceeds from the sale of
securities, property or
rights, and if at the time of
the receipt thereof the
foreign currency so received
can in the judgment of the
Depositary be converted on a
reasonable basis into Dollars
and the resulting Dollars
distributed to the Owners
entitled thereto, the
Depositary shall promptly
convert or cause to be
converted, by sale or in any
other manner that it may
determine, such foreign
currency into Dollars, and
such Dollars (net of any
conversion expenses of the
Depositary) shall be
distributed to the Owners
entitled thereto or, if the
Depositary shall have
distributed any warrants or
other instruments which
entitle the holders thereof
to such Dollars, then to the
holders of such warrants
and/or instruments upon
surrender thereof for
cancellation in whole or in
part depending upon the terms
of such warrants and/or
instruments.  Such
distribution shall be made in
proportion to the number of
American Depositary Shares
representing Deposited
Securities held respectively
by such Owners and entitling
them to such Dollars.  Such
distribution may be made upon
an averaged or other
practicable basis without
regard to any distinctions
among Owners on account of
exchange restrictions or
otherwise.

		If such
conversion or distribution
can be effected only with the
approval or license of any
government or agency thereof,
the Depositary shall file
such application for approval
or license, if any, as it may
deem desirable.

		If at any time
the Depositary shall
determine that in its
judgment any foreign currency
received by the Depositary is
not convertible on a
reasonable basis into Dollars
distributable to Owners
entitled thereto, or if any
approval or license of any
government or agency thereof
which is required for such
conversion is denied or in
the opinion of the Depositary
is not obtainable, or if any
such approval or license is
not obtained within a
reasonable period as
determined by the Depositary,
the Depositary may distribute
the foreign currency (or an
appropriate document
evidencing the right to
receive such foreign
currency) received by the
Depositary to, or in its
discretion may hold such
foreign currency for the
respective accounts of, the
Owners entitled to receive
the same.

		If any such
conversion of foreign
currency, in whole or in
part, cannot be effected for
distribution to some Owners
entitled thereto, the
Depositary may in its
discretion make such
conversion and distribution
in Dollars to the extent
permissible to the Owners
entitled thereto and may
distribute the balance of the
foreign currency received by
the Depositary to, or hold
such balance for the
respective accounts of, the
Owners entitled thereto.

	16.  RECORD DATES.
Whenever any cash dividend or
other cash distribution shall
become payable or any
distribution other than cash
shall be made, or whenever
rights shall be issued with
respect to the Deposited
Securities, or whenever for
any reason the Depositary
causes a change in the number
of Deposited Securities that
are represented by each
American Depositary Share or
whenever the Depositary shall
receive notice of any meeting
of holders of Shares or other
Deposited Securities, the
Depositary will fix a record
date after consultation with
the Company if such record
date is different from the
record date applicable to the
Deposited Securities for the
determination of the Owners
who will be entitled, as the
case may be, to receive such
dividend, distribution or
rights, or the net proceeds
of the sale thereof, or to
give instructions for the
exercise of voting rights at
any such meeting, or for
fixing the date on or after
which each American
Depositary Share will
represent the changed number
of Shares, subject to the
provisions of the Deposit
Agreement.

	17.  VOTING OF
DEPOSITED SECURITIES.
		(i)  As soon as
practicable, unless otherwise
instructed by the Company,
after receipt of notice of
any meeting or solicitation
of consents or proxies of
holders of Shares or other
Deposited Securities, the
Depositary shall mail to the
Owners a notice containing
(a) such information as is
contained in the notice
received by the Depositary,
(b) a statement that each
Owner at the close of
business on a specified
record date will be entitled,
subject to applicable law and
the provisions of the
Memorandum of Association and
Bye-laws of the Company and
the terms of or governing
Deposited Securities, to
instruct the Depositary as to
the exercise of voting
rights, if any, pertaining to
the Deposited Securities
represented by the American
Depositary Shares evidenced
by such Owner's Receipts, and
(c) a statement as to the
manner in which such
instructions may be given,
including, when applicable,
an express indication that
instructions may be given
(or, if applicable, deemed
given in accordance with
clause (ii) of this Paragraph
17 if no instruction is
received) to the Depositary
to give a discretionary proxy
to a Person designated by the
Company.  Upon the written
request of an Owner on such
record date, received on or
before the date established
by the Depositary for such
purpose, the Depositary shall
endeavor insofar as
practicable and permitted
under applicable law and the
provisions of the Memorandum
of Association and Bye-laws
of the Company and the terms
of or governing Deposited
Securities to vote or cause
to be voted the Deposited
Securities represented by the
American Depositary Shares
evidenced by such Owner's
Receipts in accordance with
any nondiscretionary
instructions set forth in
such request, including the
instruction to give a
discretionary proxy to a
Person designated by the
Company.  The Depositary
shall not, and the Depositary
shall ensure that each
Custodian or any of its
nominees shall not, exercise
any voting discretion over
any Deposited Securities.

		(ii)  If after
complying with the procedures
set forth in this Paragraph
the Depositary does not
receive instructions from the
Owner of a Receipt on or
before the date established
by the Depositary for such
purpose, the Depositary shall
give a discretionary proxy
for the Shares evidenced by
such Receipt to a Person
designated by the Company.

	18.  CHANGES AFFECTING
DEPOSITED SECURITIES.  Upon
any change in nominal value,
change in par value, split-
up, consolidation, or any
other reclassification of
Deposited Securities, or upon
any recapitalization,
reorganization, merger or
consolidation, or sale of
assets affecting the Company
or to which it is a party,
any securities which shall be
received by the Depositary or
a Custodian in exchange for
or in conversion of or in
respect of Deposited
Securities shall be treated
as new Deposited Securities
under the Deposit Agreement,
and American Depositary
Shares shall thenceforth
represent the new Deposited
Securities so received in
exchange or conversion,
unless additional Receipts
are delivered pursuant to the
following sentence.  In any
such case the Depositary may,
upon consultation with the
Company, and shall, if the
Company shall so request,
execute and deliver
additional Receipts as in the
case of a dividend on the
Shares, or call for the
surrender of outstanding
Receipts to be exchanged for
new Receipts specifically
describing such new Deposited
Securities.


	19.  LIABILITY OF
DEPOSITARY AND COMPANY.
Neither the Depositary nor
the Company shall incur any
liability to any Owner or
Holder, if by reason of any
provision of any present or
future law of the United
States of America, Bermuda or
Hong Kong or any other
country, or of any other
governmental or regulatory
authority, stock exchange or
NASDAQ or by reason of any
provisions, present or
future, of the Memorandum of
Association and Bye-laws of
the Company, or by reason of
any terms of any securities
issued or distributed by the
Company, or any offering or
distribution thereof, or by
reason of any act of God or
war or other circumstances
beyond their control, the
Depositary or the Company
shall be prevented, delayed
or forbidden from doing or
performing any act or thing
contemplated by the terms of
the Deposit Agreement; nor
shall the Depositary or the
Company incur any liability
to any Owner or Holder by
reason of any non-performance
or delay, caused as
aforesaid, in the performance
of any act or thing
contemplated by the terms of
the Deposit Agreement, or by
reason of any exercise of, or
failure to exercise, any
discretion provided for in
the Deposit Agreement.
Where, by the terms of a
distribution pursuant to
Sections 4.01, 4.02 or 4.03
of the Deposit Agreement, or
an offering or distribution
pursuant to Section 4.04 of
the Deposit Agreement, or
because of applicable law,
such distribution or offering
may not be made available to
all or certain Owners, and
the Depositary may not
dispose of such distribution
or offering on behalf of such
Owners and make the net
proceeds available to such
Owners, then the Depositary
shall not make such
distribution or offering, and
shall allow any rights, if
applicable, to lapse, without
any liability to the
Depositary or the Company.
Neither the Company nor the
Depositary assumes any
obligation or shall be
subject to any liability
under the Deposit Agreement
to Owners or Holders, except
that they agree to use their
best judgment and to act in
good faith in the performance
of such duties set forth in
the Deposit Agreement.  The
Depositary shall not be
subject to any liability with
respect to the validity or
worth of the Deposited
Securities.  Neither the
Depositary nor the Company
shall be under any obligation
to appear in, prosecute or
defend any action, suit or
other proceeding in respect
of any Deposited Securities
or in respect of the
Receipts, which in its
opinion may involve it in
expense or liability, unless
indemnity satisfactory to it
against all expense and
liability be furnished as
often as may be required, and
the Custodian shall not be
under any obligation
whatsoever with respect to
such proceedings, the
responsibility of the
Custodian being solely to the
Depositary.  Neither the
Depositary nor the Company
shall be liable for any
action or nonaction by it in
reliance upon the advice of
or information from legal
counsel, accountants, any
Person presenting Shares for
deposit, any Owner or Holder,
or any other Person believed
by it in good faith to be
competent to give such advice
or information including but
not limited to, any such
action or nonaction based
upon any written notice,
request, direction or other
document believed by it to be
genuine and to have been
signed or presented by the
proper party or parties.  The
Depositary shall not be
responsible for any failure
to carry out any instructions
to vote any of the Deposited
Securities, or for the manner
in which any such vote is
cast or the effect of any
such vote, provided that any
such action or nonaction is
in good faith.  The
Depositary shall not be
liable for any acts or
omissions made by a successor
depositary whether in
connection with a previous
act or omission of the
Depositary or in connection
with a matter arising wholly
after the removal or
resignation of the
Depositary, provided that the
Depositary exercised its best
judgment and good faith while
it acted as Depositary.  The
Company agrees to indemnify
the Depositary and any
Custodian and any of their
respective directors,
employees, agents and
affiliates against, and hold
each of them harmless from,
any liability or expense
which may arise out of acts
performed or omitted, in
accordance with the
provisions of the Deposit
Agreement and of the
Receipts, as the same may be
amended, modified or
supplemented from time to
time, (i) by either the
Depositary or any Custodian
or any of their respective
directors, employees, agents
or affiliates, except for any
liability or expense arising
out of the negligence or bad
faith of any of them, or (ii)
by the Company or any of its
directors, employees, duly
authorized agents and
affiliates.  The Depositary
agrees to indemnify the
Company, its directors,
employees, agents and
affiliates and hold them
harmless from any liability
or expense which may arise
out of acts performed or
omitted by the Depositary or
any Custodian or any of their
respective directors,
employees, agents or
affiliates due to the failure
of any of them to use their
best judgment or act in good
faith.  No disclaimer of
liability under the
Securities Act of 1933 is
intended by any provision of
the Deposit Agreement.

		Any Person
seeking indemnification
hereunder (an "indemnified
person") shall notify the
Person from whom it is
seeking indemnification (the
"indemnifying person") of a
commencement of any
indemnifiable action or claim
promptly after such
indemnified person becomes
aware of such commencement
and shall consult in good
faith with the indemnifying
person as to the conduct of
the defense of such action or
claim, which defense shall be
reasonable under the
circumstances.  No
indemnified person shall
compromise or settle any
action or claim without the
consent of the indemnifying
person.

	20.  RESIGNATION AND
REMOVAL OF DEPOSITARY;
APPOINTMENT OF SUCCESSOR
CUSTODIAN.  The Depositary
may at any time resign as
Depositary hereunder by
written notice of its
election to do so delivered
to the Company, such
resignation to take effect
upon the appointment of a
successor depositary and its
acceptance of such
appointment as hereinafter
provided.  The Depositary may
at any time be removed by the
Company by written notice of
such removal, effective upon
the appointment of a
successor depositary and its
acceptance of such
appointment as hereinafter
provided.

		In case at any
time the Depositary acting
hereunder shall resign or be
removed, the Company shall
use its best efforts to
appoint a successor
depositary, which shall be a
bank or trust company having
an office in the Borough of
Manhattan, The City of New
York.  Every successor
depositary shall execute and
deliver to its predecessor
and to the Company an
instrument in writing
accepting its appointment
hereunder, and thereupon such
successor depositary, without
any further act or deed,
shall become fully vested
with all the rights, powers,
duties and obligations of its
predecessor; but such
predecessor, nevertheless,
upon payment of all sums due
it and on the written request
of the Company shall execute
and deliver an instrument
transferring to such
successor all rights and
powers of such predecessor
hereunder, shall duly assign,
transfer and deliver all
right, title and interest in
the Deposited Securities to
such successor, and shall
deliver to such successor a
list of the Owners of all
outstanding Receipts.  Any
such successor depositary
shall promptly mail notice of
its appointment to the
Owners.

		Any corporation
into or with which the
Depositary may be merged or
consolidated shall be the
successor of the Depositary
without the execution or
filing of any document or any
further act.  With the
approval of the Company,
whenever the Depositary in
its discretion determines
that it is in the best
interest of the Owners to do
so, it may appoint an
additional custodian or
custodians or may remove a
Custodian and appoint a
substitute custodian or
custodians.

	21.  AMENDMENT.  The
form of the Receipts and any
provisions of the Deposit
Agreement may at any time and
from time to time be amended
by agreement between the
Depositary and the Company in
any respect which they may
deem necessary or desirable.
Any amendment which shall
impose or increase any fees
or charges (other than taxes
and other governmental
charges), or which shall
otherwise prejudice any
substantial existing right of
Owners, shall, however, not
become effective as to
outstanding Receipts until
the expiration of 30 days
after notice of such
amendment shall have been
given to the Owners of
outstanding Receipts.  Every
Owner of a Receipt at the
time any amendment so becomes
effective shall be deemed, by
continuing to hold such
Receipt, to consent and agree
to such amendment and to be
bound by the Deposit
Agreement as amended thereby.
In no event shall any
amendment impair the right of
the Owner of any Receipt to
surrender such Receipt and
receive therefor the
Deposited Securities
represented thereby.

	22.  TERMINATION OF
DEPOSIT AGREEMENT.  The
Depositary will at any time
at the direction of the
Company terminate the Deposit
Agreement by mailing notice
of such termination to the
Owners of all Receipts then
outstanding at least 30 days
prior to the date fixed in
such notice for such
termination.  The Depositary
may likewise terminate the
Deposit Agreement by mailing
notice of such termination to
the Company and the Owners of
all Receipts then outstanding
if at any time 90 days shall
have expired after the
Depositary shall have
delivered to the Company a
written notice of its
election to resign and a
successor depositary shall
not have been appointed and
accepted its appointment as
provided in Section 5.04 of
the Deposit Agreement.  If
any Receipts shall remain
outstanding after the date of
termination, the Depositary
thereafter shall discontinue
the registration of transfers
of Receipts, shall suspend
the distribution of dividends
to the Owners thereof, shall
not accept deposits of Shares
(and shall instruct each
Custodian to act
accordingly), and shall not
give any further notices or
perform any further acts
under the Deposit Agreement,
except that the Depositary
shall continue to collect
dividends and other
distributions pertaining to
Deposited Securities, shall
sell property and rights and
convert Deposited Securities
into cash as provided in the
Deposit Agreement, and shall
continue to deliver Deposited
Securities, together with any
dividends or other
distributions received with
respect thereto and the net
proceeds of the sale of any
rights or other property, in
exchange for Receipts
surrendered to the Depositary
(after deducting, in each
case, the fee of the
Depositary for the surrender
of a Receipt, any expenses
for the account of the Owner
of such Receipt in accordance
with the terms and conditions
of the Deposit Agreement, and
any applicable taxes or
governmental charges).  At
any time after the expiration
of one year from the date of
termination, the Depositary
may sell the Deposited
Securities then held under
the Deposit Agreement and may
thereunder hold uninvested
the net proceeds of any such
sale, together with any other
cash then held by it
thereunder, unsegregated and
without liability for
interest, for the pro rata
benefit of the Owners of
Receipts which have not
theretofore been surrendered,
such Owners thereupon
becoming general creditors of
the Depositary with respect
to such proceeds.  After
making such sale, the
Depositary shall be
discharged from all
obligations under the Deposit
Agreement, except to account
for such net proceeds and
other cash (after deducting,
in each case, the fee of the
Depositary for the surrender
of a Receipt, any expenses
for the account of the Owner
of such Receipt in accordance
with the terms and conditions
of the Deposit Agreement, and
any applicable taxes or
governmental charges) and
except for its obligations to
the Company with respect to
indemnification.  Upon the
termination of the Deposit
Agreement, the Company shall
be discharged from all
obligations under the Deposit
Agreement except for its
obligations to the Depositary
with respect to
indemnification, charges and
expenses.

	23.  COMPLIANCE WITH
UNITED STATES SECURITIES
LAWS.  Notwithstanding any
provisions in this Receipt or
the Deposit Agreement to the
contrary, the Company and the
Depositary have each agreed
that neither of them will
exercise any rights either of
them may have under the
Deposit Agreement or the
Receipt to prevent the
withdrawal or delivery of
Deposited Securities in a
manner which would violate
the United States securities
laws, including, but not
limited to Section I A(1) of
the General Instructions to
the Form F-6 Registration
Statement, as amended from
time to time, under the
Securities Act of 1933.



(ASSIGNMENT AND TRANSFER
SIGNATURE LINES)


NOTE:	The signature to any
endorsement hereon must
correspond with the name as
written upon the face of this
Receipt in every particular,
without alteration or
enlargement or any change
whatever.

		If the
endorsement be executed by an
attorney, executor,
administrator, trustee or
guardian, the Person
executing the endorsement
must give his full title in
such capacity and proper
evidence of authority to act
in such capacity, if not on
file with the Depositary,
must be forwarded with this
Receipt.

		All endorsements
or assignments of Receipts
must be guaranteed by a New
York Stock Exchange member
firm or member of the
Clearing House of the
American Stock Exchange
Clearing Corporation or by a
bank or trust company having
an office or correspondent in
The City of New York.